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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               ------------------


         Date of Report (Date of earliest event reported) March 13, 2007

                               INFOCROSSING, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                 0-20824              13-3252333
    (State or other jurisdiction    (Commission            (IRS Employer
          Of incorporation)         File Number)         Identification No.)



      2 CHRISTIE HEIGHTS STREET LEONIA, NEW JERSEY               07605
        (Address of principal executive offices)               (Zip Code)

                                 (201) 840-4700
             (Registrant's telephone number, including area code.)


                                       N/A
         (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))



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SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of products and services of Infocrossing, Inc. (the "Company") in the marketplace; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; the Company's dependence upon third-party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions; and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.


ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 13, 2007, the Company announced its results of operations and financial condition for the three months and year ended December 31, 2006, by means of the press release attached hereto.

ITEM 7.01    REGULATION FD DISCLOSURE

In the press release noted above, the Company also announced guidance for the first quarter and full year of 2007. For the first quarter ending March 31, 2007, revenues are forecasted to be between $59.2 million and $60.5 million, and earnings before interest, taxes, depreciation and amortization ("EBITDA") is forecasted to be between $10.2 million and $11.0 million. Income before income taxes for the first quarter is expected to be between $3.1 million and $3.9 million; net income to be between $1.7 million and $2.2 million; and diluted earnings per share to be between $0.08 and $0.09 for the quarter.

For the full year ending December 31, 2007, the Company forecasts revenues to be between $250 million and $255 million; EBITDA to be between $47 million and $49 million; income before income taxes to be between $19.3 million and $20.6 million; net income to be between $10.8 million and $11.5 million; and diluted earnings per share to be between $0.44 and $0.46. The Company projects cash flow from operations to be between $36 million and $38 million and free cash flow to be between $30 million and $31 million for 2007.

Reconciliations (i) between EBITDA and net income and (ii) between free cash flow and cash flow from operations, as well as descriptions of each non-GAAP measure, limitations with respect to using such measures, and reasons why the Company presents these measures, are provided in the press release attached hereto as exhibit 99.

ITEM 9.01(d) EXHIBITS

The following materials are attached as exhibits to this Current Report on Form 8-K:

EXHIBIT
NUMBER         DESCRIPTION

   99          Press Release of the Company


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 13, 2007               INFOCROSSING, INC.
                                   Registrant

                                   By:  /s/ WILLIAM J. McHALE
                                        ---------------------------
                                        Name: William J. McHale
                                        Title: SVP-Finance, CFO & Treasurer





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
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   99        Press Release of the Company

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